UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 9, 2013

Citigroup Commercial Mortgage Trust 2013-GC17
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
The Bancorp Bank
(Exact name of sponsors as specified in their charters)

Delaware	333-189017-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 9, 2013, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2013 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee, of Citigroup Commercial Mortgage Trust 2013-GC17, Commercial Mortgage Pass-Through Certificates, Series 2013-GC17 (the “Certificates”)

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-C, Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $764,071,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Drexel Hamilton, LLC (“Drexel”) and RBS Securities Inc. (“RBS”, and together with Citigroup, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 22, 2013 (the “Underwriting Agreement”), between the Depositor and the Underwriters.  Citigroup and GS&Co. are acting as co-lead managers, and Drexel and RBS are acting as co-managers, in connection with the offering of the Public Certificates.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated November 13, 2013, as supplemented by the Prospectus Supplement, dated November 22, 2013 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $102,959,987, were sold to Citigroup, GS&Co., Drexel and RBS (collectively with Citigroup, GS&Co. and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 22, 2013, between the Depositor and the Initial Purchasers.  The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2013-GC17 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 65 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 70 commercial and multifamily properties.  The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2013 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Starwood Mortgage Funding I LLC (“SMF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2013 (the “SMF Mortgage Loan Purchase Agreement”), between the Depositor and SMF, (iii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2013 (the “GSMC Mortgage Loan Purchase Agreement”) between the Depositor and GSMC, (iv) Cantor Commercial Real Estate Lending, L.P. (“CCREL”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2013 (the “CCREL Mortgage Loan Purchase Agreement”), between the Depositor and CCREL, and (v) The Bancorp Bank (“TBB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1,

2013 (together with the CGMRC Mortgage Loan Purchase Agreement, the SMF Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the CCREL Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and TBB.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Miracle Mile Shops is part of a split loan structure comprised of the subject Mortgage Loan and five pari passu companion loans that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The pari passu companion loans held outside the issuing entity are referred to as the “companion loans”; and the subject Mortgage Loan together with the related companion loans are referred to as the “whole loan.”  One of the related companion loans (which is evidenced by the controlling promissory note A-1) is part of a mortgage pool backing the COMM 2013-CCRE12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “COMM 2013-CCRE12 certificates”).  The whole loan is being serviced pursuant to the pooling and servicing agreement governing the issuance of the COMM 2013-CCRE12 certificates, dated as of November 1, 2013 (the “COMM 2013-CCRE12 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer (the “COMM 2013-CCRE12 Master Servicer”), Park Bridge Lender Services LLC, as operating advisor, LNR Partners, LLC, as special servicer (the “COMM 2013-CCRE12 Special Servicer”), U.S. Bank National Association, as trustee (the “COMM 2013-CCRE12 Trustee”), and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian (iii) the COMM 2013-CCRE12 Master Servicer and the COMM 2013-CCRE12 Special Servicer are responsible for servicing the whole loan and administering the related mortgaged property, and (iv) the COMM 2013-CCRE12 Trustee is the mortgagee of record with respect to the whole loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, SMF, GSMC, CCREL and TBB.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,738,319, were approximately $902,720,764.  Of the expenses paid by the Depositor, approximately $311,957 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $175,000 were paid to or for the Underwriters and the Initial Purchasers, and $4,151,362 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement  (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated November 22, 2013 to the Prospectus, dated November 13, 2013.  The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the COMM 2013-CCRE12 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of November 22, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the COMM 2013-CCRE12 certificates, dated as of November 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Park Bridge Lender Services LLC, as operating advisor, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Kaye Scholer LLP, dated December 9, 2013.

Exhibit 8	Tax Opinion of Kaye Scholer LLP, dated December 9, 2013 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Starwood Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between The Bancorp Bank and Citigroup Commercial Mortgage Securities Inc., pursuant to which The Bancorp Bank sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Kaye Scholer LLP, dated December 9, 2013 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2013	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

CGCMT 2013-GC17 Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of November 22, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the COMM 2013-CCRE12 certificates, dated as of November 1, 2013, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Park Bridge Lender Services LLC, as operating advisor, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Kaye Scholer LLP, dated December 9, 2013.	(E)

8	Tax Opinion of Kaye Scholer LLP, dated December 9, 2013 (included as part of Exhibit 5).	(E)

10.1
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Starwood Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.4
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.5
Mortgage Loan Purchase Agreement, dated as of December 1, 2013, between The Bancorp Bank and Citigroup Commercial Mortgage Securities Inc., pursuant to which The Bancorp Bank sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

23	Consent Opinion of Kaye Scholer LLP, dated December 9, 2013 (included as part of Exhibit 5).	(E)